Advances to suppliers, net (Tables)	6 Months Ended
Mar. 31, 2022
Advances to suppliers, net
Schedule of advance to suppliers

	As of	As of
	March 31,	September 30,
	2022	2021
	(unaudited)
Beginning balance	$66,718,632	$24,074,122
Increased during the year	107,334,100	88,407,729
Less: utilized during the year	(104,157,291)	(47,418,080)
Exchange rate difference	1,105,133	1,654,861
Sub-total	71,000,575	66,718,632
Less: allowance for doubtful accounts	(363,115)	—
Ending balance	$70,637,460	$66,718,632